Exhibit 10.2

AMENDMENT NO. 1

TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of August 8, 2017 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman,” a “Committed Buyer” and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer”) and other Buyers joined thereto from time to time (the “Buyers”), REVERSE MORTGAGE SOLUTIONS, INC. (the “Seller”) and RMS REO CS, LLC (“REO Subsidiary” and together with Seller, each a “Seller Party” and collectively, the “Seller Parties”).

RECITALS

The Administrative Agent, Buyers and the Seller Parties are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of February 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Amended and Restated Pricing Side Letter, dated as of February 21, 2017 (the “Pricing Side Letter”). The Guarantor is party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of February 21, 2017, by the Guarantor in favor of Administrative Agent for the benefit of Buyers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, Pricing Side Letter and Guaranty, as applicable.

The Administrative Agent, Buyers, Seller Parties and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent and Buyers have required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, Buyers, Seller Parties and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Event of Default. Section 15(n) of the Existing Repurchase Agreement is hereby amended by inserting the text “(except with respect to financial statements for the period ended December 31, 2016)” immediately after the words “financial statements”.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyer shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, executed and delivered by the Administrative Agent, Buyers, the Seller and the Guarantor;

(b) written e-mail confirmation from an authorized officer of Guarantor stating that Seller has received amendments substantially similar to this Amendment from all of other relevant counterparties with whom Seller has an additional repurchase or warehouse facility; and

(c) such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 3. Representations and Warranties. Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Administrative Agent and Buyers under the Repurchase Agreement and Pricing Side Letter, as amended hereby.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Michael B. Dryden

Name:	Michael B. Dryden
Title:	Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Committed Buyer

By:	/s/ Michael Eaton

Name:	Michael Eaton
Title:	Authorized Signatory

By:	/s/ Patrick Duggan

Name:	Patrick Duggan
Title:	Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Michael Eaton

Name:	Michael Eaton
Title:	Associate

By:	/s/ Patrick Duggan

Name:	Patrick Duggan
Title:	Associate

Signature Page to Amendment No. 1 to Amended and Restated Master Repurchase Agreement

REVERSE MORTGAGE SOLUTIONS, INC., as Seller

By:	/s/ Cheryl Collins

Name:	Cheryl Collins
Title:	SVP & Treasurer

RMS REO CS LOLC, as REO Subsidiary

By:	/s/ Cheryl Collins

Name:	Cheryl Collins
Title:	Manager

WALTER INVESTMENT MANAGEMENT CORP., as Guarantor

By:	/s/ Cheryl Collins

Name:	Cheryl Collins
Title:	SVP & Treasurer

Signature Page to Amendment No. 1 to Amended and Restated Master Repurchase Agreement